SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC





                                    FORM 8-K





                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






                          Date of Report: JULY 24, 1998






                        GOLDEN EAGLE INTERNATIONAL, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)





   Colorado                        0-23726                       84-1116515
   --------                        -------                       ----------
(State of other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)





          4949 South Syracuse Street, Suite 300, Denver, Colorado 80237
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





       Registrant's telephone number, including area code: (303) 694-6101

Item 1. Changes in Control of Registrant

     None


Item 2. Acquisition or Disposition of Assets

     None


Item 3. Bankruptcy or Receivership

     None


Item 4. Changes in Registrant's Certifying Accountant

     None


Item 5. Other Events

     The firm of Behre Dolbear & Company, Inc. has been retained to act as a consultant to legal counsel for Registrant for issues relating to Registrant's mineral concessions in Bolivia. It is impossible to anticipate the nature or result of such consulting services at this time.


Item 6. Resignation of Directors

     None


Item 7. Financial Statements, Pro Forma Financials and Exhibits

     Financial Statements - None.
     Exhibits - None.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  July 24, 1998                            Golden Eagle International, Inc.




                                                By: /s/ Terry C. Turner
                                                   -----------------------------
                                                   Terry C. Turner, President